UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007 (August 29, 2007)

PLURISTEM LIFE SYSTEMS. INC
(Exact name of registrant as specified in its charter)

NEVADA	001-31392	98-0351734
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

MATAM Advanced Technology Park, Building No. 20, Haifa, Israel	31905
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

011 972 4 850 1080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 29, 2007, our Board of Directors amended our 2005 Stock Option Plan by increasing the number of shares of common stock for issuance pursuant to grants made under this plan to 380,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLURISTEM LIFE SYSTEMS, INC.

(registrant)

By: /s/ Zami Aberman

Date: September 5, 2007

Name: Zami Aberman

Title:	Chief Executive Officer